Welcome to Cedar Point Cedar Fair Analyst Days August 8-9, 2019 Welcome to Cedar Point Exhibit 99.1

Some slides and comments included here, particularly related to estimates, comments on expectations about future performance or business conditions, may contain “forward-looking statements” within the meaning of the federal securities laws which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “project,” “might,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements are subject to risks and uncertainties that may change at any time, and could cause actual results to differ materially from those that we anticipate. While we believe that the expectations reflected in such forward-looking statements are reasonable, we caution that it is very difficult to predict the impact of unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors, including those listed under Item 1A in the Partnership’s Form 10-K could adversely affect our future financial performance and cause actual results to differ materially from our expectations. Forward-Looking Statements

Cedar Fair Executives Richard Zimmerman CEO Tim Fisher COO Brian Witherow CFO Kelley Semmelroth CMO Duff Milkie GC Craig Heckman HRO Jason McClure VP & GM – Cedar Point

The Origins of Cedar Point 1870: Cedar Point founded as a bath house, beer garden, dance hall.

Season Pass – circa 1901

Hotel Breakers Opens 1905 Notable Guests: Abbott and Costello Calvin Coolidge Dwight D. Eisenhower Warren G. Harding Hellen Keller Annie Oakley John D. Rockefeller Teddy Roosevelt William Howard Taft Woodrow Wilson

The Sea Swing - 1914

Coaster Construction - 1965

Awarded 2018 Best New Ride

Voted Best Amusement Park – 2019

Vision: To be the preferred choice for regional entertainment. Mission: To make people happy by providing them fun, dynamic and memorable experiences they can share with their family and friends year after year.

Why FUN Compelling Investment Rationale Company Operations Financial Industry has high barriers to entry Consumers prioritizing experiences over possessions Invests in high-quality assets Pursuing long-term growth opportunities MLP offers a tax-efficient means to invest in entertainment Balance Sheet quality and strength Industry leading visitation rates FUN guests have loyal and emotional connection Steady growth in revenues, free cash flow and cash distributions Macro

Q2 2019 Results – Comparable Operating Calendar Basis Net Revenues 3% Adjusted EBITDA 5% Attendance <1% In-Park Per Capita Spending 4% Out-of-Park-Revenues 4%

Strong Preliminary Results Through First Seven Months Year-to-date same-park net revenues up 4%, or $31 million, through August 4, 2019, driven by: 1% increase in attendance 3% increase in in-park per capita spending 4% increase in out-of-park revenues Number of unique visitors are UP year over year Deferred revenues up more than $15M

Schlitterbahn – Preliminary July Results Since the July 1st acquisition, the two Schlitterbahn properties have contributed: Approximately $27 million in net revenues Including $3M of out-of-park revenues Combined attendance of 446K visits In-park per capita spending of $55.98

Recent Transactions

Schlitterbahn Acquisition Acquisition Overview $261 million purchase price (subject to working-capital adjustments) Two award-winning water parks 221-room resort (New Braunfels) Combined 2018 performance 1.2 million guests $68 million total revenues Right to acquire a 3rd property in Kansas City, Kansas 120-day option period for due diligence $6 million price

New Braunfels 70 acres 51 attractions Named Worlds #1 Water Park for 22 years straight Year-round accommodations 26 acres 33 attractions World’s Tallest Water Coaster Indoor / Outdoor Sections Galveston Schlitterbahn Acquisition

Hotel and Conference Center 190 acres, 28 waterfront acres 236-room resort lodge 50,000 square feet of conference space Minutes from Cedar Point Three restaurants and two pools Tom Fazio-designed golf course Marina and ½-mile beach The Shops at Sawmill Creek Resort Amenities Acquisition of Sawmill Creek Resort

California’s Great America – Land Purchase Acquisition Overview 112 acres in Santa Clara $150 million purchase price Eliminates $6-7M in annual net costs

Capital Structure – Debt Maturities Amounts in Millions Total debt outstanding of $2.2B as of 06/30/19 Cash on hand totaled $325M as of 06/30/19 Consolidated Leverage Ratio of 4.4x as of 06/30/19 Full-year cash interest costs expected to be approximately $98M for 2019 Full-year cash interest costs projected to be approximately $110M in 2020-2022

Investment of Excess Cash Flow (a) Based on unit price as of July 31, 2019, of $50.47 Strong free cash flow from operations Reduce leverage inside 4.0x Sustainable and growing distribution $3.70 per limited partner unit Yield of 7.3%(a) 32 consecutive years of distributions Prioritize investments in more immersive guest experiences within the core Something new at every park, every year Pursue adjacent development opportunities Investment in future growth Strategically levered up to acquire high-quality assets with meaningful growth potential Re-establish balance sheet flexibility to pursue future acquisition opportunities

Strong Long-Term Growth and Recession Resilient Acquisitions: 1992 – Dorney Park 1995 – World of Fun 1997 – Knott’s Berry Farm 2001 – Michigan’s Adventure 2004 – Geauga Lake 2006 – Paramount Parks (five parks)

Core Strategies within the Long-Range Plan Broaden the Guest Experience More visits from existing guests Incremental visits from new guests Expand the Season Pass Program Increase Market Penetration through Targeted Marketing Efforts Pursue Adjacent Development

LRP – Macro-Environment Considerations Experiences Over Possessions Bifurcated Economy Time Poverty “On Demand” Economy Weather Highly Concentrated Portfolio Value around F&B offerings Affordability of overall visit Preference for “bite-sized” visits (4 or less hours) Forecast and actual weather both have impact Greater need for immersive and “active” entertainment, IP/Theming, “Instagramable” moments, and upscale atmosphere Long lines, ingress/egress challenges are deterrents and pain points Desire for unique, customized experiences are becoming the expectation Cedar Point and Knott’s Berry Farm represent more than 50% of total EBITDA

LRP – Constructive Initiatives Bifurcated Economy “On Demand” Economy Time Poverty Experiences Over Possessions Weather Highly Concentrated Portfolio Extended payment plans for SP including all-season products Unlimited visits for SP Expand resort accommodations More efficient, higher volume F&B retail locations Season pass loyalty program Expansion of WinterFest Immersive, multi-week events “Non-linear” entertainment (Ghost Town Alive, Forbidden Frontier) Amateur sports development Consistent investment across all parks Strategic investments in high-growth markets Limited time events to create urgency Grow advance purchases / CRM Expand resort accommodations

Broadening the Guest Experience

Consumer Insights We’ve held numerous Focus Groups to explore which types of entertainment experiences are most likely to motivate visitation. Key Findings: Something for everyone - consumers are seeking entertainment options that can accommodate all types of people, ages and interests Disconnecting to connect – despite the pervasiveness of technology, people still appreciate simple fun that fosters connection Consumers are on the hunt for “never before” experiences Craving atmosphere and experiences with a “sense of place” Consumers see “local” as more authentic Authentic diversity is differentiating – consumers are drawn to places that celebrate the diversity of the area in an authentic way

Consumer Insights Rides and events remain top reasons for visiting our parks, with high-park-interest guests driven by water parks and family coasters. Top Reasons to Visit Parks: Family Rides Thrill Coasters Water Rides Seasonal Events Anniversary Celebrations

Traditional Attractions Still Important

“Seasons of FUN” Model for Creating Urgency

Growth of 4th Quarter Special Events 2016 – first year for the event (one park and approximately 200K in attendance) 2018 – five parks and approximately 1M in combined attendance 6th WinterFest park being added for 2019 The popularity of Haunt has increased over the past two decades and the event now boasts some of our highest attendance days October attendance has increased by more than 30% over the past 10 years October attendance now >10% of full-year attendance

Introduction of Grand Carnivale Introduced at 4 parks in 2019: Kings Island Kings Dominion Worlds of Fun Dorney Park Driving lift in nighttime attendance and unique visitors Initial Net Promoter Scores have been outstanding Scheduled for roll out at additional parks for the 2020 season

More Immersive Attractions Forbidden Frontier Inspired by Ghost Town Alive at Knott’s Berry Farm which debuted in 2016 Professional character actors engage guests to solve the mystery on Adventure Island Guests help islanders find the missing treasure map

3rd Party IP – Monster Jam Monster Jam Freestyle Ride Experience Monster Jam Thunder Alley

Critical Role of Food & Beverage Our research tells us that today food and beverage play a critical role in the guest experience Consumers want unique experiences and offerings they can’t get at home We’ve been focused on enhancing our existing facilities and adding more immersive dining experiences We’ve added executive chefs and more culinary talent at each of our parks Since 2011 our food & beverage per cap has increased by ~30% Total food and beverage revenue today has increased more than 50% since 2011

Forbidden Frontier on Adventure Island at Cedar Point

Cedar Point’s Frontier Festival

Cedar Point – Monster Jam

Changing Landscape of Food & Beverage

Park Staffing Training of our seasonal employees is critical to successfully operating our parks Our programs encourage seasonal employees to return the following year 45% of our seasonal staff worked for Cedar Fair prior to the 2019 season We are making investments in seasonal wages to remain competitive Focus on greatest return in guest satisfaction and growth in per caps Introduction of new recruiting technologies providing: Improved candidate experiences Hiring efficiencies Data analytics Hiring and staffing our seasonal workforce are integral to the success of our business – labor availability and affordability a constant challenge

Park Staffing Hired local recruiting managers at every park Expertise at the park level allows for more effective recruiting strategies Employee housing at most parks is essential for attracting and retaining out-of-market seasonal labor Implementation of new workforce management system to improve labor efficiency and planning Cedar Fair hires 44K+ seasonal associates annually

Resort and Accommodations Management Program Cedar Fair and BGSU have collaborated on the development of a resort school curriculum. At full enrollment the program will include 200 students Students enrolled in the program will fill summer internships at Cedar Point and the adjacent properties Scheduled for opening in the Fall of 2020 Program will serve as a pipeline for entry-level, management positions at our parks

Expanding the Season Pass Program

Season Pass Channel Season pass visitation has increased from approximately 33% of total attendance 10 years ago to more than 50% of the mix today Total number of season passes sold today exceeds 2.5M units – a 100% increase from 10 years ago Total season pass visitation has increased to more than 13M visits today Sales of the all-season dining and beverage options also continue to grow

Evolution of the Season Pass Program Objectives: Address affordability concerns for our value-oriented guests while maintaining admissions price integrity Drive higher unit sales through “stickier” retention Increase the average visitation of our season passholder base The goal of our season pass program is to transition from a seasonal transaction-based program to a long-term relationship-based program focused on the lifetime value of a guest.

Objectives of Season Pass Loyalty Key Objectives SP Payment Plan Loyalty Program Subscription Affordability X Retention X Visitation X X Pricing Power X Purchase Urgency X X

PassPerks Loyalty Program

Our objective is to create a loyalty program that delivers surprises and provides incentives to our most engaged guests, season passholders.

- Deliver a program that resonates with season passholders
- Play into our guests emotions by delivering the unexpected
- Drive incremental visits from passholders throughout the season
- Incentivize renewals, driving retention rates higher
- Pilot program running at four parks in 2019
    - Rewards are earned throughout visits to the park
    - Monthly incentives, including discounted “Bring-a-Friend” tickets, additional discounts in the parks and free all-day drink wristbands
    - Monthly lucky drawings (based on visitation), which feature exclusive experiences as prizes

Kings Island
PASS PERKS
HAVE FUN. GET FUN.

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Enhanced Targeted Marketing Efforts

Market Sizing Study The market sizing study was done to better measure the current penetration of markets feeding our parks and to develop a better understanding of consumer segments within those markets. Key Findings: Attendance penetration is strongest with demographic groups that are on the decline, while penetration is lowest among key groups with the fastest population growth rates Key opportunities lie with several demographic segments across multiple parks: Older Non-Families Families with Young Children Millennial Non-Families Asian American and U.S. Hispanic Households High-Income Households Near-term priority will be on the tourism market in Southern California

Pursue Adjacent Development

Evolution of the Accommodations Channel Our accommodations portfolio has grown substantially over the past 8 years: Total hotel rooms have increased from 1,900 in 2011 to more than 2,300 in 2019 (including the acquisitions of Schlitterbahn and Sawmill Creek Resort) Total luxury RV sites has increased to more than 600 today Excluding any contribution from the Schlitterbahn resort or Sawmill Creek Resort, accommodations revenue totals more than $75M today – up 35% since 2011

Adjacent Development – Accommodations Opening Q4-2019 Year round accommodations 129 rooms Adjacent to Carowinds Targeted opening Q2-2021 140 rooms projected Adjacent to Canada’s Wonderland

Cedar Point Sports Center Indoor Facility Scheduled to open January 2020 145,000 square feet Court space accommodates 10 basketball courts and 20 volleyball courts AAU basketball, JO volleyball, wrestling, cheer, gymnastics Outdoor Facility Opened March 2017 – performance is pacing well ahead of the original pro-forma model 10 multi-use fields with clubhouse Baseball, softball, soccer, lacrosse

Key Takeaways Growth We’re confident we have the strategies and initiatives in place to drive attendance, per capita and revenue growth for the foreseeable future Leverage Our priority is responsibly reducing total leverage back below 4.0x as quickly as possible Re-establish balance sheet flexibility to pursue future opportunities like Schlitterbahn Distribution We’re committed to ensuring confidence in the sustainability of our distribution CAPEX We’re critically evaluating the required level of capital investment in the parks going forward We’re focused on evolving our capital investments to coincide with our research around the changing tastes of the consumer We’re focused on more efficiently deploying our capital within the parks Something new at every park, every year

Appendix RECONCILIATION OF ADJUSTED EBITDA (In thousands) (1)On a comparative calendar basis, Adjusted EBITDA for the three months ended July 1, 2018 was calculated as net income of $42.1 million plus interest expense of $21.3 million, provision for taxes of $13.7 million, depreciation and amortization expense of $57.4 million, net effect of swaps benefit of $0.9 million, non-cash foreign currency loss of $15.7 million, non-cash equity compensation expense of $3.2 million, and loss on impairment / retirement of fixed assets of $3.2 million. (2) Consists of certain costs as defined in the Company's Amended 2017 Credit Agreement and prior credit agreements. These items are excluded from the calculation of Adjusted EBITDA and have included certain legal expenses and severance expenses. This balance also includes unrealized gains and losses on short-term investments. (3)Adjusted EBITDA represents earnings before interest, taxes, depreciation, amortization, other non-cash items, and adjustments as defined in the Amended 2017 Credit Agreement and prior credit agreements. The Company believes Adjusted EBITDA is a meaningful measure as it is widely used by analysts, investors and comparable companies in our industry to evaluate our operating performance on a consistent basis, as well as more easily compare our results with those of other companies in our industry. Further, management believes Adjusted EBITDA is a meaningful measure of park-level operating profitability and we use it for measuring returns on capital investments, evaluating potential acquisitions, determining awards under incentive compensation plans, and calculating compliance with certain loan covenants. Adjusted EBITDA is provided as a supplemental measure of our operating results and is not intended to be a substitute for operating income, net income or cash flows from operating activities as defined under generally accepted accounting principles. In addition, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.   Three months ended   June 30, 2019   June 24, 2018 (1) Net income $ 63,298     $ 19,243   Interest expense 22,927     21,337   Interest income (81)   (55) Provision for taxes 14,676     13,730   Depreciation and amortization 55,904     52,219   EBITDA 156,724     106,474   Net effect of swaps 10,779     (906) Non-cash foreign currency (gain) loss (9,481)   14,992   Non-cash equity compensation expense 3,287     3,180   Loss on impairment / retirement of fixed assets, net 682     3,372   Acquisition-related costs 946     —   Other (2) 124     (76) Adjusted EBITDA (3) $ 163,061     $ 127,036